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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 23, 1996


                            CLIFFS DRILLING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       0-16703                                          76-0248934
(Commission File Number)                    (I.R.S. Employer Identification No.)


    1200 SMITH STREET, SUITE 300
           HOUSTON, TEXAS                                  77002
(Address of Principal Executive Offices)                 (Zip Code)


                                 (713) 651-9426
              (Registrant's Telephone Number, Including Area Code)



                       (Exhibit Index Located on Page 5)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 23, 1996, Cliffs Drilling Company (the "Company") completed the transactions associated with the Acquisition Agreement ("Agreement") dated as of May 13, 1996 by and among Southwestern Offshore Corporation ("Southwestern"), Viking Supply Ships A.S. ("Viking"), Ocean Master III Inc. ("Ocean"), Production Partner Inc. ("Partner"), Trivium Investments Limited ("Trivium") (Southwestern, Viking, Ocean, Partner and Trivium being collectively referred to herein as "Seller"), Helge Ringdal, the Company, Cliffs Drilling Asset Acquisition Company ("Newco") and Cliffs Drilling Merger Company ("Merger Sub") (the Company, Newco and Merger Sub being collectively referred to herein as "Buyer").

Newco purchased certain of the assets of Seller, including among other things, 6 jack-up drilling rigs by direct purchase from Viking, one jack-up drilling rig by purchase from Ocean, one jack-up drilling rig by purchase from Partner, an interest in one jack-up drilling rig by way of the acquisition of all of the outstanding common stock of Viking Trinidad Limited, a venturer in the rig-owning joint venture entity, and the acquisition of certain other operating assets of Seller. Merger Sub acquired one jack-up drilling rig from Trivium by way of the merger of Trivium with and into Merger Sub. The assets acquired from the Seller are hereinafter referred to as the "Southwestern Rigs." Newco has changed its name to "Southwestern Offshore Corporation" and will acquire the jack-up drilling rig and related assets from Merger Sub which were acquired from Trivium.

Southwestern was established primarily to operate drilling rigs owned by Viking and others and was engaged in domestic and international oil and gas drilling operations. Southwestern's principal emphasis was operations in the U.S. Gulf of Mexico. Eight of the ten rigs acquired by the Buyer are currently operating or are expected to operate in the Gulf of Mexico and the other two rigs will operate in Qatar and Trinidad, respectively.

The total cost of the acquisition was a cash purchase price of $103.8 million (net of a purchase price reduction of $6.2 million for required refurbishments to certain rigs which were not completed prior to closing) and the issuance by the Company of 1.2 million shares of the Company's Common Stock, $0.01 par value per share. Buyer assumed certain of the liabilities and obligations of Seller, and the Company guaranteed the obligations and liabilities of Newco and Merger Sub under the Agreement. The purchase price for the Southwestern Rigs was based on the fair market value of the assets.

To fund the acquisitions, the Company issued $150 million aggregate principal amount of 10.25% Senior Notes due 2003, Series A (the "Notes"), pursuant to
Section 4(2) of the Securities Act of 1933, as amended, which Notes were resold to certain accredited investors and qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended. Interest on the Notes accrues from May 23, 1996 and will be payable semi-annually in cash in arrears on May 15 and November 15 of each year, commencing November 15, 1996. The net proceeds to the Company from the sale of the Notes were approximately $144.8 million after deducting expenses of the Offering. Of the net proceeds, the Company used $103.8 million to pay the cash portion of the purchase price for the Southwestern Rigs. The cash portion of the purchase price was reduced from $110 million to $103.8 million due to planned refurbishment activities on two rigs which were the responsibility of the Seller and were not completed at closing. The Company used $4.5 million of the proceeds of the Notes to acquire the Diamond Rig (as defined below) and will use an additional $7.5 million to refurbish and mobilize the rig to Venezuela. The remaining proceeds will be used to complete planned refurbishment activities on the Southwestern Rigs and for general corporate purposes which may include up to $15 million to acquire land rigs for use in Venezuela.

On May 10, 1996, the Company purchased the jack-up drilling rig OCEAN MAGALLANES (the "Diamond Rig") from Diamond Offshore Southern Company for $4.5 million. The Company intends to refurbish, upgrade and mobilize the Diamond Rig to Venezuela at an additional cost estimated at $7.5 million. The Diamond Rig has been renamed the Cliffs Drilling No. 155.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements and pro forma financial information are included herein as part of this report:

    (a) The Consolidated Financial Statements of Southwestern Offshore Corporation and Subsidiaries are filed as Exhibit 99.4.

    (b) The Pro Forma Consolidating Financial Statements of Cliffs Drilling Company (Unaudited) are filed as Exhibit 99.2.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CLIFFS DRILLING COMPANY

Date:   June 6, 1996                    By:      /s/  Edward A. Guthrie
      ----------------                      ---------------------------------
                                                   Edward A. Guthrie
                                                Vice President - Finance



Date:   June 6, 1996                    By:       /s/  Cindy B. Taylor
      ----------------                      ---------------------------------
                                                     Cindy B. Taylor
                                                Vice President - Controller



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                                EXHIBIT INDEX



*1.1    --    Purchase Agreement dated as of May 20, 1996 among the Company, Cliffs Drilling Asset Acquisition Company,
              Cliffs Drilling Merger Company, Cliffs Drilling International, Inc., Cliffs Oil and Gas Company, Jefferies
              & Company, Inc. and ING Barings (U.S.) Securities, Inc.

2.1     --    Reorganization and Distribution Agreement dated as of June 8, 1988 among Cleveland-Cliffs Inc, The
              Cleveland-Cliffs Iron Company, Cliffs Drilling Company, now Cliffs Resources, Inc., Cliffs Exploration
              Company, now Cliffs Oil and Gas Company, Cliffs Drilling International, Inc. and New Cliffs Drilling
              Company, now Cliffs Drilling Company, the Registrant (the "Company") (incorporated by reference to Exhibit
              2.1 to the Company's Registration Statement on Form S-1, No. 33-23508, filed under the Securities Act).

*2.2    --    Acquisition Agreement dated as of May 13, 1996 by and among Southwestern Offshore Corporation, Viking
              Supply Ships A.S., Ocean Master III Inc., Production Partner Inc., Trivium Investments Limited, Helge
              Ringdal and the Company, Cliffs Drilling Asset Acquisition Company and Cliffs Drilling Merger Company.

4.1     --    Certificate of Incorporation of the Company, as amended (incorporated by reference to Exhibit 3.1 to the
              Company's Registration Statement on Form S-1, No. 33-23508, filed under the Securities Act).

4.2     --    By-Laws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement
              on Form S-1, No. 33-23508, filed under the Securities Act).

*4.3    --    Indenture dated as of May 15, 1996 among the Company, as issuer, Cliffs Drilling Asset Acquisition Company,
              Cliffs Drilling Merger Company, Cliffs Drilling International, Inc. and Cliffs Oil and Gas Company, as
              Subsidiary Guarantors, and Fleet National Bank, as trustee.

*4.4    --    Registration Rights Agreement dated as of May 23, 1996 by and among the Company, Cliffs Drilling Asset
              Acquisition Company, Cliffs Drilling Merger Company, Cliffs Drilling International, Inc., Cliffs Oil and
              Gas Company, Jefferies & Company, Inc. and ING Barings (U.S.) Securities, Inc.

*4.5    --    Registration Rights Agreement dated as of May 23, 1996 by and among the Company, Viking Supply Ships A.S.
              and Production Partner Inc.

*23.2   --    Consent of Arthur Andersen LLP.

*99.1   --    Joint Venture Agreement dated as of April 18, 1996, between Well Services (Marine) Limited and Viking Trinidad
              Limited, as Partners, and Well Services (Marine) Limited, as Operator, establishing the West Indies Drilling
              Joint Venture.

*99.1.1 --    First Amendment dated effective as of April 1, 1996 to Joint Venture Agreement between Well Services
              (Marine) Limited and Viking Trinidad Limited, as Partners, and Well Services (Marine) Limited, as Operator.

*99.2   --    Pro Forma Consolidating Financial Statements of Cliffs Drilling Company (Unaudited).

*99.3   --    Consolidated Financial Statements of Cliffs Drilling Company.

*99.4   --    Consolidated Financial Statements of Southwestern Offshore Corporation and Subsidiaries.

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*  Filed herewith.


All other exhibits are omitted because they are not applicable or not required.




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